UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 15, 2010

ZST Digital Networks, Inc.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52934	20-8057756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Tongbo Street, Boyaxicheng Second Floor Zhengzhou City, Henan Province People’s Republic of China 450007
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 371-6771-6850

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 15, 2010, ZST Digital Networks, Inc. (the “Company”) dismissed Kempisty & Company Certified Public Accountants PC (“Kempisty”) as its independent registered public accounting firm and appointed BDO China Li Xin Da Hua CPA Co., Ltd., a BDO member firm (“BDO China”), as the Company’s independent registered public accounting firm as of April 15, 2010.

The Company engaged Kempisty to audit its financial statements for the years ended December 31, 2009 and 2008. The decision to change accountants was approved and ratified by the Company’s Board of Directors. The report of Kempisty on the financial statements of the Company for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle. Additionally, during the Company’s two most recent fiscal years and subsequent interim periods, there were no disagreements with Kempisty on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While Kempisty was engaged by the Company, there were no disagreements with Kempisty on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of Kempisty would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the fiscal years ended December 31, 2009 and 2008.

The Company provided Kempisty with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that Kempisty furnish the Company with a letter addressed to the Commission stating whether or not Kempisty agrees with the foregoing statements. A copy of the letter from Kempisty to the Commission, dated April 16 2010, is attached as  Exhibit 16.1  to this Current Report on Form 8-K.

The Company engaged BDO China as the Company’s independent registered public accounting firm as of April 15, 2010.  During the Company’s fiscal years ended December 31, 2009 and 2008 and through April 15, 2010, neither the Company, nor anyone acting on its behalf, consulted with BDO China regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that BDO China concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Kempisty & Company Certified Public Accountants PC to the Securities and Exchange Commission dated April 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZST Digital Networks, Inc.

Dated: April 16, 2010	By:	/s/ John Chen
	Name:	John Chen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter from Kempisty & Company Certified Public Accountants PC to the Securities and Exchange Commission dated April 16, 2010.